UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
KB Home
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

The definitive additional materials filed herewith are a Notice Regarding the Availability of Proxy Materials for the KB Home Annual Meeting of Stockholders scheduled to be held on April 26, 2026, an email message sent by KB Home’s Executive Chairman to KB Home employees on March 13, 2026, and an email message that KB Home’s transfer agent sent to certain registered stockholders of KB Home regarding the electronic delivery to them of materials for the Annual Meeting.

kb HOME®

VOTE

Online

Go to **www.investorvote.com/KBH** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by (see reverse side).

Stockholder Meeting Notice

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. KB Home's 2026 Proxy Statement and 2025 Annual Report (which is not deemed to be part of the official proxy soliciting materials) are available at:

www.investorvote.com/KBH

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/KBH.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 14, 2026 to facilitate timely delivery.

2 N O T

048J0B

Stockholder Meeting Notice

The KB Home 2026 Annual Meeting of Stockholders will be held on Thursday, April 23, 2026, at 9:00 A.M. Pacific Time virtually via the Internet at www.meetnow.global/MJPUKJD.

The items of business to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all director nominees and FOR Proposals 2 and 3:

1. Election of Directors (each to serve for a one-year term):

   01 - Jose M. Barra
   02 - Arthur R. Collins
   03 - Dorene C. Dominguez
   04 - Kevin P. Eltife
   05 - Dr. Stuart A. Gabriel
   06 - Dr. Thomas W. Gilligan
   07 - Cheryl J. Henry
   08 - Jodeen A. Kozlak
   09 - Robert V. McGibney
   10 - Jeffrey T. Mezger

2. Advisory vote to approve named executive officer compensation
3. Ratify Ernst & Young LLP's appointment as KB Home's independent registered public accounting firm for the fiscal year ending November 30, 2026

NOTE: IF YOU ARE A STOCKHOLDER OF RECORD WITH KB HOME'S TRANSFER AGENT, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 22, 2026. IF YOU ARE ENTITLED TO INSTRUCT THE VOTE OF SHARES HELD ON YOUR BEHALF UNDER THE KB HOME 401(K) SAVINGS PLAN, YOUR VOTING INSTRUCTIONS MUST BE RECEIVED BY THE TRUSTEE ON OR BEFORE 11:59 P.M. EASTERN TIME ON APRIL 21, 2026.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.investorvote.com/KBH.**
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials KB Home" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 14, 2026.

Subject line: KB Home’s 2026 Annual Meeting of Stockholders
Dear KB Home Team:
Our 2026 Annual Meeting of Stockholders will take place at 9:00 a.m., Pacific Time, on Thursday, April 23, 2026. The meeting will be conducted virtually through an audio-only webcast. Three items of business will be considered at the meeting and if you are a stockholder, it is important to vote on each of them.
If on February 25, 2026, you held KB Home common stock (either directly or through our 401(k) Savings Plan), you will receive a proxy/voting instruction form(s) and/or a notice card(s) with instructions on how to access the proxy materials for the meeting and vote.
You may receive more than one paper or electronic proxy/voting instruction form and/or notice card. Please look for your proxy/voting instruction form(s) or notice card(s) in the mail or in your e-mail account(s). Each proxy/voting instruction form or notice card will have the control number you need to vote, and you will need to vote each control number you receive separately. You can find all the proxy materials for the meeting online at www.kbhome.com/investor/proxy.
For the reasons discussed in the proxy materials, I encourage you to vote as follows:
•“FOR” the election of each of our directors
•“FOR” the advisory vote to approve named executive officer compensation
•“FOR” ratifying Ernst & Young LLP’s appointment as our independent registered public accounting firm for the fiscal year ending November 30, 2026
To ensure your vote is counted, please vote as soon as possible. If you have any questions about voting or the Annual Meeting, please contact our Corporate Secretary.
Thank you for your support!
Jeff

Fill out all sections in blue

Subject Line of Email: KB Home’s 2026 Annual Meeting of Stockholders

Company Logo

Dear Name,

The KB Home 2026 Annual Meeting of Stockholders will be held on April 23, 2026, at 9:00 a.m. PT., virtually at https://meetnow.global/MJPUKJD.

Review meeting materials and proposals

Cast your **vote**

CLICK HERE TO VOTE NOW

Control #1234 5678 9012 345

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Please provide the URL where your meeting materials will be hosted: www.kbhome.com/investor/proxy